UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 20, 2005

Date of Report (Date of earliest event reported)

BRILLIAN CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-50289	05-0567906

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 N. DESERT DRIVE
TEMPE, ARIZONA
85281

(Address of Principal Executive Offices) (Zip Code)

(602) 389-8888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02. Unregistered Sales of Equity Securities
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-4.3
EX-4.4
EX-4.5
EX-10.19
EX-10.20
EX-10.21
EX-10.22

Item 1.01.	Entry into a Material Definitive Agreement.

     On April 20, 2005, we entered into a securities purchase agreement as of dated April 18, 2005 with Gamma Opportunity Capital Partners LP, Enable Growth Partners LP, Enable Opportunity Partners LP, Bushido Capital Master Fund LP, and SRG Capital LLC. Pursuant to the securities purchase agreement, we sold to the purchasers named therein $2,500,000 aggregate principal amount of our 7% convertible debentures. The debentures have a term of three years and mature on April 20, 2008. The debentures pay interest at the rate of 7% per annum, payable quarterly on March 31, June 30, September 30, and December 31 of each year. We may, in our discretion and subject to stockholder approval, elect to pay interest on the debentures in cash or in shares of our common stock.

     The debentures are convertible at any time at the option of the holder into shares of our common stock at a price of $1.57 per share. If, after April 20, 2006, the closing price for our common stock for any 30 consecutive trading days exceeds $3.14, we may, within one trading day after the end of such period, require the holders of the debentures to immediately convert all or part of the then outstanding principal amount of their debentures. In addition, provided certain conditions are met, we have the option, at any time, to redeem some or all of the outstanding notes. In the event redemption occurs prior to April 20, 2006, the redemption price will be 120% of the principal amount of the notes then outstanding on the 10th trading day following the date we provide the holders notice of our election to redeem the notes. In the event redemption occurs after April 20, 2006 but prior to April 20, 2007, the redemption price will be 140%, and if redemption occurs after April 20, 2007 but prior to April 20, 2008, the redemption price will be 160%.

     Upon the occurrence of certain events of default, which include the failure to obtain shareholder approval as required by the Nasdaq National Market with respect to the transactions contemplated by the securities purchase agreement by June 10, 2005, the full aggregate principal amount of the debentures, together with interest and other amounts owing, becomes immediately due and payable.

     Pursuant to the securities purchase agreement, the purchasers of our 7% convertible debentures received warrants to purchase an aggregate of 1,592,357 shares of our common Stock. The warrants have an exercise price, subject to certain adjustments, of $1.57 per share and are exercisable on or after the 181st day from the date of the warrants and on or prior to the fifth anniversary date of the warrants. The warrants may be exercised only for full shares of our common stock. We will pay cash in lieu of fractional shares of our common stock. The warrants do not grant the holders thereof any voting or other rights of our stockholders. The securities purchase agreement is attached hereto as Exhibit 10.19, a form of 7% convertible debenture is attached hereto as Exhibit 4.3, and a form of warrant is attached hereto as Exhibit 4.4.

     Also on April 20, 2005, we entered into a securities purchase agreement dated as of April 18, 2005 with Regenmacher Holdings Ltd., pursuant to which we sold Regenmacher Holdings Ltd. a 9% senior secured debenture in the amount of $2,000,000. The debenture has a term of three years and matures on April 20, 2008. The debenture pays interest at the rate of 9% per annum, payable monthly, in arrears, on the last day of each month beginning on April 20, 2005 and ending on April 20, 2008. Interest on the debenture is payable only in cash and the debenture is not convertible into our common stock. Upon the occurrence of certain events of default, which include a change in control of our company, the full principal amount of the debenture, together with interest and other amounts owing, become immediately due and payable. In connection with the issuance of the 9% senior secured debenture, we entered into a security agreement granting Regenmacher Holdings Ltd. a first priority

2

security interest in certain of our property to secure our obligations under the debenture. The security agreement is attached hereto as Exhibit 10.22.

     Pursuant to the securities purchase agreement, we issued Regenmacher Holdings Ltd. a warrant to purchase 150,000 shares of our common stock. The warrant has an exercise price, subject to certain adjustments, of $1.57 per share and is exercisable on or after the 181st day from the date of the warrant and on or prior to the fifth anniversary date of the warrant. The warrant may be exercised only for full shares of our common stock. We will issue cash in lieu of fractional shares of our common stock. The warrant does not grant the holder thereof any voting or other rights of our stockholders. The securities purchase agreement is attached hereto as Exhibit 10.20 and the 9% senior secured debenture is attached hereto as Exhibit 10.21.

     In connection with the issuance of the 7% convertible debentures and the 9% senior secured debenture, we entered into a registration rights agreement with the purchasers of the debentures. The registration rights agreement grants registration rights to holders of shares of our common stock issuable upon conversion of the 7% convertible debentures and upon exercise of warrants, which shares are referred to as the “registrable securities.” Pursuant to the registration rights agreement, we are required to file a registration statement under the Securities Act of 1933 covering the resale of the registrable securities. We will pay all expenses incurred in connection with the registration described above, except for underwriting discounts and commissions. The registration rights agreement is attached hereto as Exhibit 4.5.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     The disclosure provided in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03 with respect to the terms and sale of, and the financial obligations created by, the 7% convertible debentures and the 9% senior secured debenture.

Item 3.02.	Unregistered Sales of Equity Securities.

     The disclosure provided in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 3.02 with respect to the terms and sale of the 7% convertible debentures and the 9% senior secured debenture. The sale of the debentures and issuance of the warrants were made pursuant to Section 4(2) of the Securities Act of 1933, as amended. The closing of the sale of the debentures and issuance of the warrants occurred on April 20, 2005. We intend to use the net proceeds from the sale of the securities for working capital and general corporate purposes.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

3

(c)	Exhibits.

Exhibit
Number

4.3	Form of 7% Convertible Debenture due April 20, 2008, executed by Gamma Opportunity Capital Partners LP, Enable Growth Partners LP, Enable Opportunity Partners LP, Bushido Capital Master Fund LP, and SRG Capital LLC

4.4	Form of Warrant issued to Gamma Opportunity Capital Partners LP, Enable Growth Partners LP, Enable Opportunity Partners LP, Bushido Capital Master Fund LP, SRG Capital LLC, and Regenmacher Holdings Ltd.

4.5	Registration Rights Agreement, dated as of April 18, 2005, by and among the Registrant, Gamma Opportunity Capital Partners LP, Enable Growth Partners LP, Enable Opportunity Partners LP, Bushido Capital Master Fund LP, SRG Capital LLC, and Regenmacher Holdings Ltd.

10.19	Securities Purchase Agreement, dated as of April 18, 2005, by and among the Registrant, Gamma Opportunity Capital Partners LP, Enable Growth Partners LP, Enable Opportunity Partners LP, Bushido Capital Master Fund LP, and SRG Capital LLC

10.20	Securities Purchase Agreement, dated as of April 18, 2005, by and between the Registrant and Regenmacher Holdings Ltd.

10.21	9% Senior Secured Debenture Due April 20, 2008, executed by Regenmacher Holdings Ltd.

10.22	Security Agreement, dated as of April 18, 2005, by and between the Registrant and Regenmacher Holdings Ltd.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRILLIAN CORPORATION

Date: April 26, 2005	By:	/S/ Wayne A. Pratt

Wayne A. Pratt Vice President and Chief Financial Officer

5

EXHIBIT INDEX

4.3	Form of 7% Convertible Debenture due April 20, 2008, executed by Gamma Opportunity Capital Partners LP, Enable Growth Partners LP, Enable Opportunity Partners LP, Bushido Capital Master Fund LP, and SRG Capital LLC

4.4	Form of Warrant issued to Gamma Opportunity Capital Partners LP, Enable Growth Partners LP, Enable Opportunity Partners LP, Bushido Capital Master Fund LP, SRG Capital LLC, and Regenmacher Holdings Ltd.

4.5	Registration Rights Agreement, dated as of April 18, 2005, by and among the Registrant, Gamma Opportunity Capital Partners LP, Enable Growth Partners LP, Enable Opportunity Partners LP, Bushido Capital Master Fund LP, SRG Capital LLC, and Regenmacher Holdings Ltd.

10.19	Securities Purchase Agreement, dated as of April 18, 2005, by and among the Registrant, Gamma Opportunity Capital Partners LP, Enable Growth Partners LP, Enable Opportunity Partners LP, Bushido Capital Master Fund LP, and SRG Capital LLC

10.20	Securities Purchase Agreement, dated as of April 18, 2005, by and between the Registrant and Regenmacher Holdings Ltd.

10.21	9% Senior Secured Debenture due April 20, 2008, executed by Regenmacher Holdings Ltd.

10.22	Security Agreement, dated as of April 18, 2005, by and between the Registrant and Regenmacher Holdings Ltd.